Exhibit 10.6

EXECUTION VERSION

CLASS A-1L-2 LOAN AGREEMENT

dated as of October 29, 2024

among

OWL ROCK CLO XIX, LLC,

as Borrower,

THE VARIOUS FINANCIAL INSTITUTIONS TIME TO TIME PARTY HERETO,

as Lenders,

STATE STREET BANK AND TRUST COMPANY,

as Loan Agent and as Collateral Trustee

-i-

TABLE OF CONTENTS

(continued)

-ii-

TABLE OF CONTENTS

(continued)

		Page

ARTICLE VIII MISCELLANEOUS		24

Section 8.1	Payment of Expenses, Etc.	21

Section 8.2	Right of Setoff	21

Section 8.3	Notices	21

Section 8.4	Benefit of Agreement	22

Section 8.5	No Waiver; Remedies Cumulative	24

Section 8.6	Payments Pro Rata	24

Section 8.7	Calculations; Computations	25

Section 8.8	Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial	25

Section 8.9	Counterparts	25

Section 8.10	Effectiveness	26

Section 8.11	Headings Descriptive	26

Section 8.12	Amendment or Waiver	26

Section 8.13	Survival	27

Section 8.14	Domicile of Loans	28

Section 8.15	Confidentiality	28

Section 8.16	Register	28

Section 8.17	Marshalling; Recapture	29

Section 8.18	Lender Representations, etc.; Non-Recourse Obligations	29

Section 8.19	[Reserved]	31

Section 8.20	No Petition	31

Section 8.21	Acknowledgment	31

Section 8.22	Limitation on Suits	31

Section 8.23	Unconditional Rights of Lenders to Receive Principal and Interest	31

Section 8.24	Termination of Agreement	32

Section 8.25	Lender Information	32

Section 8.26	Lender Consent	32

Section 8.27	USA PATRIOT Act	32

-iii-

ANNEXES, EXHIBITS AND SCHEDULES

ANNEX X – Definitions

EXHIBIT A – Form of Lender Note

EXHIBIT B – Form of Assignment and Assumption Agreement

EXHIBIT C – Form of Conversion Notice

EXHIBIT D – Confirmation of Registration

SCHEDULE 1 – Commitments and Percentages

SCHEDULE 2 – Lending Offices and Notice Data

SCHEDULE 3 – Payment Instructions for Lenders

SCHEDULE 4 – Loan Agent Wiring Instructions

iv

CLASS A-1L-2 LOAN AGREEMENT

THIS CLASS A-1L-2 LOAN AGREEMENT (this “Agreement”), dated as of October 29, 2024, is entered into by and among OWL ROCK CLO XIX, LLC, a limited liability company organized under the laws of the State of Delaware (the “Borrower”), VARIOUS FINANCIAL INSTITUTIONS AND OTHER PERSONS which are, or may become, parties hereto as Lenders (the “Lenders”), and STATE STREET BANK AND TRUST COMPANY (the “Bank”), as loan agent (in such capacity, the “Loan Agent”) and as Collateral Trustee (in such capacity, the “Collateral Trustee”) under the Indenture.

W I T N E S S E T H:

WHEREAS, the Borrower is a limited liability company formed under the laws of the State of Delaware organized for the purpose of investing on a leveraged basis and actively managing a diversified pool of Collateral Obligations (as such term and the other capitalized terms used in these recitals are defined in Section 1.1 below);

WHEREAS, the Borrower will be issuing Debt under the Indenture as Issuer, subject to the terms and conditions set forth therein, and will pledge as security for the Secured Notes and the Loans all of the Assets, as set forth in the Indenture;

WHEREAS, the Borrower desires to obtain Commitments from the Lenders, pursuant to which Loans shall be made, subject to the terms and conditions set forth herein, in a maximum aggregate principal amount not to exceed at any time the Aggregate Commitment at such time; and

WHEREAS, the Lenders are willing, on the terms and conditions hereinafter set forth, to extend such Commitments;

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Defined Terms. As used in this Agreement, and unless the context requires a different meaning, capitalized terms used but not defined herein shall have the respective meanings set forth in Annex X hereto (or, if not so defined, in the Indenture). In the event of any inconsistency between the definition of any term as set forth herein and the definition for such term as set forth in the Indenture, the definition for such term as set forth in the Indenture shall control. The parties hereto acknowledge and agree that the Loans made under this Agreement are the “Class A-1L-2 Loans” referred to in the Indenture.

Section 1.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each Assignment Agreement, notice and other communication delivered from time to time in connection with this Agreement or any other Credit Document.

Section 1.3 Interpretation. In this Agreement, unless a clear contrary intention appears:

(a) the singular includes the plural and the plural the singular;

(b) words importing any gender include the other genders;

(c) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form;

(d) references to agreements (including this Agreement and the Annex and Exhibits and Schedules hereto) and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by the Indenture or this Agreement;

(e) references to Persons include their permitted successors and assigns but if applicable, only if such successors and assigns are permitted by this agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; and

(f) the term “including” means “including without limitation”.

Section 1.4 Accounting Matters. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

Section 1.5 Collateral Documents. References in this Agreement to the Indenture or any other Collateral Document, in a case where such Collateral Document is or would be governed by the laws of any jurisdiction other than the State of New York, shall mean and be a reference to a document having a purpose and effect under the laws of such other jurisdiction substantially similar to the purpose and effect of the corresponding Collateral Document.

Section 1.6 Conflict between Credit Documents. If there is any conflict between this Agreement and the Indenture or any other Credit Document, this Agreement, the Indenture and such other Credit Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Indenture shall prevail and control and in any other case this Agreement shall prevail and control.

Section 1.7 Legal Representation of the Parties. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any other Credit Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

ARTICLE II

COMMITMENTS

Section 2.1 Commitments of Each Lender. (a) Subject to the terms and conditions of this Agreement, each Lender severally and for itself alone agrees to make a Loan (as defined below) to the Borrower in a principal amount equal to such Lender’s Percentage of the Aggregate Commitment.

(b) Each Lender shall, on the Closing Date and subject to the terms and conditions hereof, severally, but not jointly, make a term loan (a “Loan” and, collectively, the “Loans”) to the Borrower (the payment of which may be made to the Collateral Trustee on behalf of the Borrower) for deposit into the applicable Account pursuant to the Indenture (pursuant to the wiring instructions on Schedule 4 hereto) in a principal amount equal to such Lender’s Percentage of the Aggregate Commitment. The commitment of each Lender to make Loans under this Section 2.1(b) is herein referred to as its “Commitment” and, together with its Percentage of the Aggregate Commitment, is set forth in Schedule 1 hereto.

(c) Each Loan shall be denominated in Dollars. Subject to the terms hereof, the Borrower may from time to time prepay the Loans in accordance with the Priority of Payments and in connection with a redemption of the Secured Debt in accordance with Article IX of the Indenture; provided that the Borrower may not borrow or re-borrow any Loans after prepayment or repayment thereof.

ARTICLE III

LOANS AND LENDER NOTES

Section 3.1 Borrowing Procedure. Borrowings of Loans shall be made in accordance with this Section 3.1.

Section 3.1.1 Funding of the Borrowing. (a) Upon receipt of confirmation from the Borrower (or its counsel on its behalf) that the conditions set forth in Section 4.1 have been satisfied, each Lender shall make available its pro rata share (based on such Lender’s Percentage) of the Aggregate Commitments in the manner provided below. All such amounts shall be made available in Dollars, and in immediately available funds to the Collateral Trustee for deposit into the applicable Account pursuant to the Indenture (pursuant to the wiring instructions on Schedule 4 hereto).

(b) Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitments and other commitments hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

Section 3.2 Lender Notes. (a) On the Loan Date to the extent requested by any Lender, the Borrower shall (i) sign a Lender Note in the name of such Lender in a maximum principal amount equal to such Lender’s Percentage of the Aggregate Commitments, which such Lender Notes shall be dated the Loan Date and substantially in the form of Exhibit A (a “Lender Note”) and (ii) deliver such Lender Note to such Lender (with a copy to the Loan Agent). If requested by any Lender, the Borrower shall obtain a CUSIP or other loan identification number that is customary for the nature of the Loans made hereunder. To the extent any Lender does not elect to receive a Lender Note, the Registrar shall, upon instruction of the Borrower, deliver to such Lender a Confirmation of Registration in the form of Exhibit D hereto.

(b) The Borrower hereby irrevocably authorizes the Loan Agent to make (or cause to be made) appropriate notations on its internal records, which notations shall evidence, inter alia, the date of, the Aggregate Outstanding Amount of, and the interest rate applicable to, the Loans evidenced thereby. The notations on such internal records indicating the Aggregate Outstanding Amount of the Loans made by such Lender shall be prima facie evidence (absent manifest error) of the principal amount thereof owing and unpaid, but the failure to record any such amount, or any error therein, shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Lender Note to make payment of principal of or interest on such Loans when due. At any time (including to replace any Lender Note that has been destroyed or lost) when any Lender requests the delivery of a new Lender Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to such Lender the Lender Note in the appropriate amount or amounts to evidence such Loans; provided, for the avoidance of doubt, that, other than in the case of a substitute or replacement Lender Note to replace a Lender Note that has been destroyed or lost, only one Lender Note shall be issued to any Lender and the Loan Agent shall not deliver a new Lender Note to any requesting Lender until such Lender surrenders the Lender Note currently held by such Lender; provided, further, that, in the case of a substitute or replacement Lender Note, the Borrower and the Loan Agent shall have received from such requesting Lender (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Lender Note and (ii) there is delivered to the Borrower, the Loan Agent, the Collateral Trustee and the Transfer Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Borrower, the Loan Agent, the Collateral Trustee and/or such Transfer Agent that such Lender Note has been acquired by a “protected purchaser” (within the meaning of Section 8-303 of the UCC), the Borrower shall execute and, upon receipt of such executed Lender Note, the Loan Agent shall deliver to the Holder, in lieu of any such mutilated, defaced, destroyed, lost or stolen Lender Note, the new Lender Note, of like tenor (including the same date of issuance) and equal principal or face amount, registered in the same manner, dated the date of its issuance, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Lender Note; provided, further, that, in connection with the Stated Maturity or Redemption Date of the Loans, each Lender shall surrender the Lender Notes to the Loan Agent for payment of the Redemption Price or final payment of principal of such Loans in accordance with the Priority of Payments. Such surrender shall occur either at the address specified herein for the Loan Agent or, with respect to any Redemption Date, in accordance with the redemption notice delivered pursuant to Article IX of the Indenture.

If, after delivery of such new Lender Note, a protected purchaser of the predecessor Lender Note presents for payment, transfer or exchange such predecessor Lender Note, the Borrower, the Collateral Trustee, the Loan Agent and such Transfer Agent shall be entitled to recover such new Lender Note from the Person to whom it was delivered or any Person taking therefrom, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Borrower, the Collateral Trustee, the Loan Agent and such Transfer Agent in connection therewith.

In case any such mutilated, defaced, destroyed, lost or stolen Lender Note has become due and payable, the Borrower in its discretion may, instead of issuing a new Lender Note pay such Lender Note without requiring surrender thereof except that any mutilated or defaced Lender Note shall be surrendered.

Upon the issuance of any new Note under this Section 3.2, the Borrower may require the payment by the Lender thereof of a sum sufficient to cover any Tax that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Collateral Trustee and the Loan Agent) connected therewith.

All Lender Notes surrendered for payment, registration of transfer, conversion, exchange or redemption, or mutilated, defaced or deemed lost or stolen, shall be promptly canceled by the Loan Agent and may not be reissued or resold. No Lender Note may be surrendered (including any surrender in connection with any abandonment, donation, gift, contribution or other event or circumstance) except for payment as provided herein, or for registration of transfer, exchange, conversion or redemption, or for replacement in connection with any Lender Note mutilated, defaced or deemed lost or stolen. Any such Lender Note shall, if surrendered to any Person other than the Loan Agent, be delivered to the Loan Agent. All canceled Lender Notes held by the Loan Agent shall be destroyed or held by the Loan Agent in accordance with its standard retention policy unless the Borrower shall direct by an Issuer Order received prior to destruction that they be returned to it.

The provisions of this Section 3.2 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Lender Notes.

Section 3.3 Principal Payments.

Section 3.3.1 Repayments and Prepayments. The Borrower shall make payments of unpaid principal of each Loan on each Payment Date to the extent provided in the Priority of Payments and Article IX of the Indenture.

Section 3.3.2 Application. Each repayment and prepayment of a Loan shall be subject to the terms of the Indenture (including the subordination provisions set forth in Section 13.1 thereof and the Priority of Payments set forth in Section 11.1(a) thereof) and the requirement to pay Lenders on a pro rata basis as set forth in Section 8.6 hereof. Without limiting the generality of the foregoing, the Loans shall comprise and be a part of the Class A Debt and, as such, shall be subject to the terms and conditions of the Indenture applicable to the Class A Debt, and shall have the rights afforded in the Indenture to the Class A Debt (to the extent of the component thereof consisting of the Loans).

Section 3.3.3 Mandatory Prepayment. The Loans are subject to prepayment in connection with a mandatory redemption of the Secured Debt as set forth in Section 9.1 of the Indenture (a “Mandatory Prepayment”).

Section 3.3.4 Special Prepayment. The Loans are subject to prepayment in connection with a Special Redemption as set forth in Section 9.6 of the Indenture.

Section 3.3.5 Optional Prepayment. The Loans are subject to prepayment in connection with an Optional Redemption as set forth in Section 9.2 of the Indenture or a Tax Redemption as set forth in Section 9.3 of the Indenture.

Section 3.3.6 Re-Pricing. The Loans and the Class A Notes issued as a result of the Loans being converted into the Class A Notes in accordance with this Agreement and the Indenture will not be subject to Re-Pricing.

Section 3.4 Interest.

Section 3.4.1 Interest Rules and Calculations. (a) Interest on each Loan shall be payable in respect of each Loan, on each Payment Date and on any date of prepayment or repayment of such Loan, commencing on the first Payment Date following the Loan Date in accordance with the terms of the Indenture (including the subordination provisions set forth in Section 13.1 thereof and the Priority of Payments set forth in Section 11.1(a) thereof). For each Loan, interest shall accrue during each Interest Accrual Period on the unpaid Aggregate Outstanding Amount of such Loan on the first day of the applicable Interest Accrual Period (after giving effect to payments of principal thereon on such date).

(b) Interest due and payable shall be determined in accordance with Section 2.8 of the Indenture.

(c) The Borrower shall make all payments of interest to the Loan Agent for the account of each Lender in accordance with Section 3.5 hereof.

(d) The Lenders hereby consent to the Borrower’s appointment of the Collateral Administrator to serve as Calculation Agent under the Indenture. All computations of interest due shall be made by the Calculation Agent in accordance with Section 8.7 hereof and subject to and in accordance with Section 7.16 of the Indenture. The Borrower hereby agrees that for so long as any Loans remain Outstanding, there will at all times be a Calculation Agent appointed under the Indenture to calculate the Benchmark (or after the election of a Benchmark Replacement, such Benchmark Replacement) in respect of the Secured Debt.

(e) In no event shall the rate of interest applicable to any Loan exceed the maximum rate permitted by applicable law.

(f) Upon an assignment of Loans pursuant to Section 8.3, unless otherwise directed by the assignor Lender, the assigned Loans shall trade without accrued interest and the Loan Agent shall, in accordance with the Priority of Payments on the Payment Date immediately succeeding the date of assignment, disburse to (x) the assignor Lender, the interest accrued on such assigned Loan from and including the previous Payment Date (or, in the case of the first Interest Accrual Period, the Closing Date) to but excluding such date of assignment and (y) the assignee Lender, the interest accrued on such assigned Loan from and including such date of assignment to but excluding such Payment Date.

Section 3.5 Method and Place of Payment. (a) To the extent funds are available pursuant to the Priority of Payments, all payments by the Borrower of principal and interest in respect of Loans hereunder and all fees and all other Loans hereunder shall be made in accordance with Sections 2.8 and 11.1 of the Indenture. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Loan Agent for the ratable (based on their applicable Percentages) account of the Lenders entitled thereto (which funds, if delivered to the Loan Agent, the Loan Agent shall promptly forward to such Lenders), on the date when due and shall be made in immediately available funds to the account with the wire instructions specified in Schedule 3 (or in the Assignment Agreement, as applicable). For the avoidance of doubt, all payments by the Borrower of principal and interest in respect of Loans, or any other amounts owed to a Lender hereunder, payable on a Payment Date shall be made to the Lender of record as of the corresponding Record Date.

Section 3.6 Subordination.

(a) Incorporation of Subordination Provisions of the Indenture. All Loans incurred pursuant to this Agreement are subject to, and each Lender hereby consents and agrees to, the subordination and remedy provisions set forth in Section 13.1 of the Indenture. Article XIII of the Indenture shall be binding upon each Lender as though such sections (and the corresponding defined terms) had been set forth herein in their entirety.

(b) Each Lender hereby acknowledges and agrees that all of its Loans are subject to the terms and conditions of this Agreement and the Indenture and shall be paid solely to the extent of available funds in accordance with the Priority of Payments. Each Lender hereby agrees and acknowledges that its right to payment shall be subordinate and junior to any payments owed under Sections 11.1(a)(i)(A) and (B) of the Indenture and, any applicable payments owed under Section 11.1(a)(ii)(A) of the Indenture senior to payments with respect to the Loans and any payments owed under Sections 11.1(a)(iv)(A) and (B) of the Indenture (collectively, the “Senior Items”) of the Indenture, as applicable. In the event that, notwithstanding the provisions of this Agreement and the Indenture, any Lender shall have received any payment or distribution in respect of its Loans contrary to the provisions of the Indenture or this Agreement, then, unless and until each Senior Item shall have been paid in full in Cash or, to the extent each recipient of such Senior Item consents, such payment or distribution shall be received and held for the benefit of, and shall forthwith be paid over and delivered to, the Collateral Trustee, which shall pay and deliver the same in respect of the Senior Items in accordance with the Indenture; provided, however, that if any such payment or distribution is made other than in Cash, it shall be held by the Collateral Trustee as part of the Assets and subject in all respects to the provisions of the Indenture. Each Lender agrees with all recipients of Senior Items that such Lender shall not demand, accept, or receive any payment or distribution in respect of its Loans in violation of the provisions of the Indenture. Nothing in this Section 3.6(b) shall affect the obligation of the Borrower to pay the Lenders hereunder.

(c) Agents Entitled to Assume Payment Not Prohibited in Absence of Notice. Each of the Agents shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by such Agent unless and until such Agent has actual knowledge thereof or unless and until such Agent shall have received and accepted (in its role as Agent) written notice thereof from the Borrower (in the form of an Officer’s Certificate reasonably satisfactory to such Agent) or Persons representing themselves to be other holders of obligations payable hereunder or under any Credit Document by the Borrower, and, prior to the receipt of any such written notice, such Agent, subject to the provisions of this Agreement, shall be entitled in all respects conclusively to assume that no such fact exists, and such Agent shall have no liability hereunder for any payment made, or action taken, by it without such knowledge or notice.

Section 3.7 Conversion. (a) Upon delivery from a Converting Lender to the Collateral Trustee, the Loan Agent, the Rating Agency and the Borrower of a notice substantially in the form of Exhibit C hereto, a Converting Lender may elect a Business Day (such Business Day, a “Conversion Date”) upon which all or a portion of the Aggregate Outstanding Amount of the Loans held by such Converting Lender shall be converted into Class A Notes of an equal aggregate principal amount in accordance with Section 2.14 of the Indenture; provided that (i) each such conversion be in a minimum amount of $100,000 and (ii) the Conversion Date shall be no earlier than the fifth Business Day following the date such notice is delivered (or such later date as may be reasonably agreed to by the Converting Lenders, the Loan Agent and the Collateral Trustee) and may not be between a Record Date and the related Payment Date or Redemption Date, as applicable. On each Conversion Date, the Aggregate Outstanding Amount of the Class A Notes shall be increased by the Aggregate Outstanding Amount of the Loans so converted. The Loans so converted will cease to be outstanding and will be deemed to have been repaid in full for all purposes under the Indenture and under this Agreement. No Class A Notes may be converted into Loans.

(b) The Lenders agree to provide reasonable assistance to the Collateral Trustee and the Loan Agent in connection with such conversion, including, but not limited to, providing applicable instructions to DTC.

(c) Notwithstanding anything herein to the contrary, each Lender may elect, in its sole discretion, to exercise the Conversion Option concurrently with an assignment of all or a portion of its Loans (an “Assignment/Conversion”) such that the Effective Date (as defined in the Assignment Agreement attached as Exhibit B hereto) of the assignment occurs on the related Conversion Date and the assignee receives Class A Notes in lieu of the portion of the Loans being assigned. Any assignment made in connection with an Assignment/Conversion shall meet the requirements for an assignment set forth in Section 8.4. Any Lender electing to make an Assignment/Conversion shall deliver to the Collateral Trustee, the Loan Agent and the Borrower at least five Business Days prior to the Conversion Date, (x) an executed Assignment Agreement, (y) a completed notice substantially in the form of Exhibit C hereto and (z) the assignment fee required to be paid pursuant to Section 8.4(c) hereof. The assignee of such Class A-1L-2 Loans shall deliver to the Trustee, the Loan Agent, the Collateral Manager and the Borrower at least five Business Days prior to the Conversion Date a transferee representation letter as required by the Indenture.

Section 3.8 Additional Loans. On any Business Day, the Borrower may, in accordance with Section 2.4 of the Indenture and in connection with an additional issuance pursuant thereto, incur additional Loans hereunder (any such Loans, “Additional Loans”). The incurrence of Additional Loans under this Agreement shall be subject to (i) satisfaction of the conditions set forth in Section 2.4 of the Indenture and (ii) the execution and delivery of an amendment to this Agreement in accordance with Section 8.12 that reflects the incurrence of such Additional Loans and the terms thereof, which amendment will be acknowledged by the Loan Agent and the Collateral Trustee. If a Person that was not previously a party to this Agreement extends any such Additional Loan, it will be required to be made a party to this Agreement by executing such amendment and adding such Person as a Lender.

ARTICLE IV

CONDITIONS TO CREDIT EXTENSIONS

Section 4.1 Loan Date. The obligations of the Lenders to make Loans on the Loan Date shall not become effective until the date on which all conditions precedent to the issuance and incurrence of the other Debt set forth Section 3.1 of the Indenture have been satisfied.

ARTICLE V

REPRESENTATIONS, WARRANTIES, AND COVENANTS

Section 5.1 Payment of Principal and Interest. The Borrower shall duly and punctually pay the principal of and interest on the Debt, in accordance with the terms of this Agreement and the Indenture pursuant to the Priority of Payments.

Amounts properly withheld under the Code or other applicable law by any Person from a payment to any Lender shall be considered as having been paid by the Borrower to such Lender for all purposes of this Agreement.

Section 5.2 Maintenance of Office or Agency. The Borrower hereby appoints the Bank as the Loan Agent and appoints the Loan Agent as a paying agent for payments on the Loans and the Loan Agent to maintain the register as set forth in Section 8.16. For the avoidance of doubt, nothing herein shall prevent the Collateral Trustee from making such payments directly to the Lenders.

The Borrower will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Borrower in respect of the other Debt, the Loans and this Agreement may be served. The Borrower shall give prompt written notice to the Collateral Trustee, the Loan Agent, the Rating Agency and the Lenders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

If at any time the Borrower shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York or shall fail to furnish the Collateral Trustee or the Loan Agent with the address thereof, notices and demands may be served on the Borrower by mailing a copy thereof by registered or certified mail or by overnight courier, postage prepaid, to the Borrower at its address specified in Section 14.3 of the Indenture for notices.

Section 5.3 Money for Loan Payments to be Held for the benefit of Lenders. All payments of amounts due and payable with respect to any Loans that are to be made from amounts withdrawn by the Collateral Trustee from the Payment Account shall be made on behalf of the Borrower by the Collateral Trustee or Loan Agent with respect to payments on the Loans.

Section 5.4 Existence of Borrower. The Borrower shall comply with the provisions of Section 7.4 of the Indenture with respect to the existence of the Borrower and the provisions of Section 7.4 of the Indenture are incorporated by reference mutatis mutandis.

Section 5.5 Protection of Assets. The Borrower shall comply with (and the Borrower shall cause the Collateral Manager to comply with) the provisions of Section 7.5 of the Indenture with respect to the protection of the Assets and the provisions of Section 7.5 of the Indenture are incorporated by reference mutatis mutandis.

Section 5.6 Opinions as to Assets. The Borrower shall comply with the provisions of Section 7.6 of the Indenture with respect to the opinions as to the Assets and the provisions of Section 7.6 of the Indenture are incorporated by reference mutatis mutandis.

Section 5.7 Performance of Obligations. The Borrower shall comply with the provisions of Section 7.7 of the Indenture with respect to the opinions as to the Assets and the provisions of Section 7.7 of the Indenture are incorporated by reference mutatis mutandis.

Section 5.8 Negative Covenants. The Borrower shall, from the Closing Date through the date on which no Loans are Outstanding, comply with its obligations under Article VII of the Indenture, including by not taking any action prohibited by Section 7.9 of the Indenture.

Section 5.9 Statement as to Compliance. The Borrower shall comply with the provisions of Section 7.10 of the Indenture with respect to the statement as to compliance of the Borrower and the provisions of Section 7.10 of the Indenture are incorporated by reference mutatis mutandis.

Section 5.10 Successor Substituted. The Borrower shall comply with the provisions of Section 7.12 of the Indenture with respect to the statement as to compliance of the Borrower and the provisions of Section 7.12 of the Indenture are incorporated by reference mutatis mutandis.

Section 5.11 No Other Business. The Borrower shall comply with the provisions of Section 7.13 of the Indenture with respect to the business of the Borrower and the provisions of Section 7.13 of the Indenture are incorporated by reference mutatis mutandis.

Section 5.12 Annual Rating Review. The Borrower shall comply with the provisions of Section 7.14 of the Indenture with respect to the statement as to compliance of the Borrower and the provisions of Section 7.14 of the Indenture are incorporated by reference mutatis mutandis.

Section 5.13 Calculation Agent. The Borrower shall comply with the provisions of Section 7.16 of the Indenture with respect to the Calculation Agent and the provisions of Section 7.16 of the Indenture are incorporated by reference mutatis mutandis.

Section 5.14 Certain Tax Matters. The Borrower shall be required to comply with its obligations under Section 7.17 of the Indenture and the provisions of Section 7.17 of the Indenture are hereby incorporated by reference mutatis mutandis.

Section 5.15 Representations Relating to Security Interests in the Assets. Section 7.19 of the Indenture shall be binding upon the Borrower as if such sections (and the corresponding defined terms) had been set forth herein in their entirety.

ARTICLE VI

EVENTS OF DEFAULT

Section 6.1 Default and Events of Default. “Default” or “Event of Default,” wherever used herein, means any Default or Event of Default, respectively, under the Indenture.

Section 6.2 Acceleration. Upon the occurrence of an Event of Default and the acceleration of the Borrower’s obligations under the Indenture pursuant to the terms of Section 5.2 of the Indenture, the unpaid principal amount of the Loans, together with the interest accrued thereon and all other amounts payable by the Borrower hereunder in respect of the Loans, shall automatically become immediately due and payable by the Borrower hereunder without any declaration or other act on the part of the Collateral Trustee or any Lender, subject to and in accordance with the applicable provisions of the Indenture; provided that upon the rescission or annulment of an acceleration under the Indenture in accordance with the terms of Section 5.2 thereof, any such acceleration shall automatically be rescinded and annulled for all purposes hereunder; provided, however, that, no such action shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

Section 6.3 Remedies. Remedies for an Event of Default are granted to the Collateral Trustee for the benefit of the Secured Parties under the Indenture. Each of the Lenders agrees and acknowledges that the remedies for an Event of Default hereunder are governed by, and subject to the terms and conditions of, the Indenture.

ARTICLE VII

THE AGENTS

Section 7.1 Appointment. The Lenders hereby acknowledge that the Bank has been appointed as Collateral Trustee under the Indenture and the Borrower has Granted to the Collateral Trustee a security interest in the Assets for the benefit of the Secured Parties, including the Lenders. The Lenders hereby designate the Bank to act as Loan Agent as specified herein and the other Credit Documents and the Loan Agent to act as Paying Agent for the Loans. By becoming a party to this Agreement, each Lender hereby irrevocably authorizes the Loan Agent and the Collateral Trustee (together, the “Agents”) to take such action under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agents by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agents may perform any of their duties hereunder or under the other Credit Documents by or through their respective officers, directors, agents, employees or affiliates. For the avoidance of doubt, the Collateral Trustee and Loan Agent hereby agree to forward or make available any notices that it receives to the appropriate parties so required by the Indenture.

Section 7.2 Nature of Duties. The Agents shall not have any duties or responsibilities except those expressly set forth in this Agreement and the other Collateral Documents. None of the Agents or any of their respective officers, directors, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence, willful misconduct or bad faith. The duties of the Agents shall be mechanical and administrative in nature; the Agents shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agents any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

Section 7.3 Lack of Reliance on the Agents. Independently and without reliance upon the Agents, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and, except as expressly provided in this Agreement and the other Credit Documents, the Agents shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Agents shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the satisfaction of any of the conditions precedent set forth in Article IV or the financial condition of the Borrower or the existence or possible existence of any Default.

Section 7.4 Certain Rights of the Agents. (a) The Agents may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, judgment, opinion, report, notice, request, direction, consent, order, note or other paper, electronic communication or document believed by it to be genuine and to have been signed or presented by the proper party or parties; provided that any electronically signed document delivered via electronic mail or other transmission method from a person purporting to be an Authorized Officer shall be considered signed or executed by such Authorized Officer on behalf of the applicable Person, and the Agents shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto. Without limiting the provisions hereof, the Agents shall be entitled to the rights, benefits, immunities, indemnities and protections of the Collateral Trustee as set forth in Article VI of the Indenture as if such rights, benefits, immunities, indemnities and protections were fully set forth herein; provided that such rights, protections, immunities, indemnities and benefits shall be in addition to any rights, protections and benefits afforded to the Agents under this Agreement; provided, further, that the foregoing shall not be construed to impose upon the Agents any of the duties or standards of care (including, without limitation, any duties of a prudent person) of the Collateral Trustee. Any request or direction of the Borrower mentioned herein may be sufficiently evidenced by an Issuer Order.

(b) Whenever in the administration of this Agreement or the Indenture the Agents shall (i) deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agents (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate or Issuer Order or (ii) be required to determine the value of any Assets or funds hereunder or the cash flows projected to be received therefrom, the Agents may, in the absence of bad faith on its part, rely on reports of nationally recognized accountants, investment bankers or other Persons qualified to provide the information required to make such determination, including nationally recognized dealers in securities of the type being valued and securities quotation services.

(c) As a condition to the taking or omitting of any action by it hereunder, the Agents may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon.

(d) The Agents shall be under no obligation to exercise or to honor any of the rights or powers vested in it by this Agreement at the request or direction of any Lenders pursuant to this Agreement and the Indenture, unless such Lenders shall have offered to the Agents security or indemnity reasonably satisfactory to the Agents against the costs, expenses (including reasonable attorneys’ fees and expenses) and liabilities which might reasonably be incurred by it in compliance with such request or direction.

(e) The Agents shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper, electronic communication or document, but each Agent, in its discretion, may, and upon the written direction of a Majority of the Controlling Class or of the Rating Agency shall (subject to the right hereunder to be reasonably satisfactorily indemnified for associated expense (including the reasonable fees and expenses of agents and counsel) and liability), make such further inquiry or investigation into such facts or matters as it may see fit or as it shall be directed, and the Agents shall be entitled, on reasonable prior notice to the Borrower and the Collateral Manager, to examine the books and records relating to the Loans, the other Debt and the Assets, personally or by agent or attorney, during the Borrower’s or the Collateral Manager’s normal business hours; provided that the Agents shall, and shall cause their respective agents to, hold in confidence all such information, except (A) to the extent disclosure may be required by law or by any regulatory, administrative or governmental authority, (B) as otherwise required pursuant to this Agreement or (C) to the extent that the Agent, in its sole discretion, may determine that such disclosure is consistent with its obligations hereunder; provided, further, that each Agent may disclose on a confidential basis any such information to its agents, attorneys and auditors in connection with the performance of its responsibilities hereunder or under the Indenture.

(f) The Agents may execute any of the rights, privileges or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided that neither of the Agents shall be responsible for any actions or omissions on the part of any such agent appointed or attorney appointed with due care.

(g) Neither of the Agents shall be liable for any action it takes or omits to take in good faith that it reasonably believes to be authorized or within its rights or powers hereunder, including actions or omissions to act at the direction of the Collateral Manager.

(h) Any permissive rights of the Agents to take or refrain from taking actions enumerated in this Agreement or the Indenture shall not be construed as a duty and the Agents shall not be answerable for other than their respective gross negligence, willful misconduct or bad faith.

(i) Nothing herein shall be construed to impose an obligation on the part of the Agents to monitor, recalculate, evaluate or verify or independently determine the accuracy of any report, certificate or information received from the Borrower or Collateral Manager (unless and except to the extent otherwise expressly set forth herein) and all calculations made by the Agents in their respective roles hereunder shall (in the absence of manifest error) be final and binding on all parties.

(j) The Agents shall not be liable for the actions or omissions of, or any inaccuracies in the records of, any non-Affiliated custodian, transfer agent, paying agent or calculation agent (other than itself in such capacities), DTC, Euroclear, Clearstream or any other clearing agency or depository, and without limiting the foregoing, the Agents shall not be under any obligation to monitor, evaluate, or verify compliance by the Collateral Manager with the terms hereof or of the Indenture or the Collateral Management Agreement, or to verify or independently determine the accuracy of information received by the Agents from the Collateral Manager (or from any selling institution, agent bank, trustee or similar source) with respect to the Assets.

(k) To the extent permitted by applicable law, the Agents shall not be required to give any bond or surety in respect of the execution of this Agreement or the Indenture or otherwise.

(l) In making or disposing of any investment permitted by this Agreement or the Indenture, each of the Agents is authorized to deal with itself (in its individual capacity) or with any one or more of its Affiliates, in each case on an arm’s-length basis, whether it or such Affiliate is acting as a sub-agent of the Agent or for any third Person or dealing as principal for its own account. If otherwise qualified, obligations of the Bank or any of its Affiliates shall qualify as Eligible Investments under the Indenture.

(m) The Agents shall not be responsible for delays or failures in performance resulting from circumstances beyond its control (such circumstances include but are not limited to acts of God, strikes, lockouts, riots, acts of war and interruptions, losses or malfunctions of utilities, computer (hardware or software) or communications services).

(n) No provision of this Agreement or any other Credit Document shall require either of the Agents to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it unless such risk or liability relates to the performance of its ordinary incidental services, including mailing of notices under this Agreement.

(o) To the extent any defined term hereunder, or any calculation required to be made or determined by the Agents hereunder, is dependent upon or defined by reference to GAAP, the Agents shall be entitled to request and receive (and conclusively rely upon) instruction from the Borrower or the accountants identified in the Accountants’ Certificate (and in the absence of its receipt of timely instruction therefrom, shall be entitled to obtain from an Independent accountant at the expense of the Borrower) as to the application of GAAP in such connection, in any instance.

(p) The Agents or their Affiliates are permitted to receive additional compensation that could be deemed to be in the Agents’ economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments. Such compensation is not payable or reimbursable under the Indenture or this Agreement.

(q) The Agents shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer has actual knowledge thereof or unless written notice thereof is received by a Responsible Officer at the Corporate Trust Office and such notice references the Loans generally, the Borrower or this Agreement. Whenever reference is made in this Agreement to a Default or an Event of Default such reference shall, insofar as determining any liability on the part of the Agents is concerned, be construed to refer only to a Default or an Event of Default of which the applicable Agent is deemed to have knowledge in accordance with this paragraph.

(r) Neither Agent shall have any liability for the acts or omissions of the Collateral Manager, the Collateral Administrator, the Borrower, any Paying Agent (if such Person is not an Agent) or any Authenticating Agent (if such Person is not an Agent) appointed under or pursuant to this Agreement or the other Credit Documents.

(s) No Agent shall be liable for any error of judgment made in good faith by an Agent, unless it shall be proven that such Agent was grossly negligent or otherwise acted in bad faith or with willful misconduct in ascertaining the pertinent facts.

(t) The Agents shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Borrower, the Lenders or the Collateral Manager.

(u) To help fight the funding of terrorism and money laundering activities, the Agents shall obtain, verify, and record information that identifies individuals or entities that establish a relationship or open an account with the Agents. The Agents shall ask for the name, address, tax identification number and other information that shall allow the Agents to identify the individual or entity who is establishing the relationship or opening the account. The Agents may also ask for formation documents such as articles of incorporation, an offering memorandum or other identifying documents to be provided.

(v) Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a “securities intermediary” as defined in the UCC) to the contrary, the Loan Agent shall not be under a duty or obligation in connection with the acquisition or Grant by the Borrower to the Collateral Trustee of any item constituting the Assets, or to evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Borrower in connection with its Grant or otherwise, or in that regard to examine any Underlying Document, in each case, in order to determine compliance with applicable requirements of and restrictions on transfer in respect of such Assets.

Section 7.5 Not Responsible for Recitals, Incurrence of Loans or Issuance of Debt. The recitals contained herein, shall be taken as the statements of the Borrower and the Agents assume no responsibility for their correctness. The Agents make no representation as to the validity or sufficiency of this Agreement or the Indenture (except as may be made with respect to the validity of the Agents obligations hereunder), the Assets, the Loans or the Debt. The Agents shall not be accountable for the use or application by the Borrower of the Loans or the Debt or the proceeds thereof or any amounts paid to the Borrower pursuant to the provisions hereof.

Section 7.6 May Hold Loans or Notes. The Agents or any other agent of the Borrower, in their individual or any other capacities, may become the owner or pledgee of a Loan or a Note and may otherwise deal with the Borrower or any of its Affiliates with the same rights it would have if it were not an agent.

Section 7.7 Holders of Lender Notes; Transferee of Assignment Agreement. (a) The Agents may deem and treat the Person in whose name such Loan is registered on the Register as described in Section 8.16 as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agents and the requirements set forth in Section 8.16 have been satisfied. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the Holder of any Lender Note (or the registered Holder of a Loan in the form of a Confirmation of Registration) shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Lender Note (or Confirmation of Registration) or of any Lender Note or Lender Notes (or Confirmation of Registration) or Class A Notes issued in exchange therefor.

(b) The Agents may deem and treat the transferee of a properly executed and delivered Assignment Agreement pursuant to Section 8.4(b) whose name is recorded in the Register as set forth in Section 8.16 as a Lender under this Agreement with all of the same rights and obligations as a Holder of a Lender Note, whether or not such Lender requests a Lender Note pursuant to Section 3.2, for all purposes hereof unless and until the Agents receive and accept a subsequent Assignment Agreement properly executed and delivered pursuant to Section 8.4(b).

Section 7.8 Compensation and Reimbursement. (a) The Borrower agrees:

(i) to pay each of the Loan Agent and the Collateral Trustee on each Payment Date, in accordance with the Priority of Payments, reasonable compensation for all services rendered by it hereunder as set forth in Section 2.2 hereof;

(ii) except as otherwise expressly provided herein and subject to the Priority of Payments, to reimburse each of the Agents (subject to any written agreement between the Borrower and the applicable Agent) in a timely manner upon its request for all reasonable expenses, disbursements and advances incurred or made by such Agent in accordance with any provision of this Agreement or other Transaction Document (including, without limitation, securities transaction charges and the reasonable compensation and expenses and disbursements of its agents and legal counsel and of any accounting firm or investment banking firm employed by the Agents pursuant to this Agreement or the Indenture, except any such expense, disbursement or advance as may be attributable to the applicable Agent’s gross negligence, willful misconduct or bad faith) but with respect to securities transaction charges, only to the extent any such charges have not been waived during a Collection Period due to the Agent’s receipt of a payment from a financial institution with respect to certain Eligible Investments, as specified by the Collateral Manager in writing; and

(iii) to indemnify each of the Agents and its respective officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense (including reasonable fees and expenses of attorneys and experts) incurred without gross negligence, willful misconduct or bad faith on their part, arising out of or in connection with acting or serving as an Agent hereunder, including the costs and expenses of defending themselves (including reasonable fees and costs of attorneys and experts) against any claim (whether brought by or involving the Borrower or any third party) or liability in connection with the administration, exercise or performance of any of their powers or duties hereunder and any other agreement or instrument related hereto and of enforcing this Agreement and any indemnification rights hereunder.

This Section 7.8 shall survive the termination of this Agreement or the removal or resignation of the applicable Agent.

(b) The Agents hereby agree not to cause the filing of a petition in bankruptcy against the Borrower for the non-payment to the Agents of any amounts provided by this Section 7.8 until at least one year and one day, or, if longer, the applicable preference period then in effect, plus one day, after the payment in full of all Debt issued under the Indenture and incurred under this Agreement. Nothing in this Section 7.8 shall preclude, or be deemed to stop, the Agents (i) from taking any action prior to the expiration of the aforementioned period in (A) any case or Proceeding voluntarily filed or commenced by the Borrower or (B) any involuntary insolvency Proceeding filed or commenced by a Person other than the applicable Agent, or (ii) from commencing against the Borrower or any of their properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceeding. This Section 7.8(b) shall survive the termination of this Agreement or the removal or resignation of the applicable Agent.

(c) Each of the Agents acknowledges that all payments payable to it under this Agreement shall be subject to the Priority of Payments in the Indenture and payable as Administrative Expenses. If, on any date when any amount shall be payable to the Agents pursuant to this Agreement, insufficient funds are available for the payment thereof, any portion of a fee or expense not so paid shall be deferred and payable on such later date on which a fee or expense shall be payable and sufficient funds are available. Following realization of the Assets and distribution of proceeds in the manner provided in the Priority of Payments in the Indenture, any obligations of the Borrower and any claims of the Agents against the Borrower shall be extinguished and shall not thereafter revive. This Section 7.8(c) shall survive the termination of this Agreement or the removal or resignation or the applicable Agent.

(d) In no event shall the Agents be liable for special, indirect, incidental punitive or consequential loss or damage (including but not limited to lost profits) even if the Agents have been advised of the likelihood of such damages and regardless of the form of action.

(e) The Borrower’s payment obligations to each of the Agents under this Section 7.8 shall be secured by the lien of the Indenture, and shall survive the termination of this Agreement, and the resignation or removal of such Agent, as applicable. When either Agent incurs expenses after the occurrence of a Default or an Event of Default under Section 5.1(e) or Section 5.1(f) of the Indenture, the expenses are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 7.9 Agents Required; Eligibility. There shall at all times be Agents hereunder which shall be organizations or entities organized and doing business under the laws of the United States of America or of any state thereof, each having a combined capital and surplus of at least $200,000,000 and meeting the eligibility criteria specified in Section 6.8 of the Indenture with respect to the Collateral Trustee. If at any time either Agent shall cease to be eligible in accordance with the provisions of this Section 7.9 (or the Collateral Trustee with the provisions of Section 6.7 of the Indenture), it shall resign immediately in the manner and with the effect hereinafter specified in this Article VII.

Section 7.10 Resignation and Removal of Agents; Appointment of Successor Agents.

(a) No resignation or removal of either of the Agents and no appointment of a successor agent with respect to the applicable Agent (the “Successor Agent”) pursuant to this Article shall become effective until the acceptance of appointment by the Successor Agent under Section 7.11. The indemnification in favor of the Agents in Section 7.8 hereof shall survive any resignation or removal.

(b) Subject to and in accordance with Section 6.8 of the Indenture, the Loan Agent may resign at any time by giving not less than 60 days’ written notice thereof to the Borrower, the Collateral Manager, each Lender and the Rating Agency. If the Loan Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Loan Agent for any reason, the Borrower shall promptly appoint a Successor Agent by Issuer Order, one copy of which shall be delivered to each of the Agents, the Successor Agent, each Lender and the Collateral Manager; provided that such Successor Agent shall be appointed only upon the Act of a Majority of each Class of Secured Debt or, at any time when an Event of Default shall have occurred and be continuing, by an Act of a Majority of the Controlling Class. The Successor Agent so appointed shall, forthwith upon its acceptance of such appointment, become the Successor Agent and supersede any Successor Agent proposed by the Borrower. If no Successor Agent shall have been appointed and an instrument of acceptance by a Successor Agent shall not have been delivered to the Agents within 30 days after the giving of such notice of resignation, the resigning Agent, or any Lender, on behalf of itself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a Successor Agent satisfying the requirements of Section 6.9 hereof. The resignation or removal of the Collateral Trustee and/or the appointment of a successor Collateral Trustee shall be governed by Section 6.8 of the Indenture.

(c) The Loan Agent may be removed at any time upon 60 days’ written notice by Act of a Majority of each Class of Secured Debt voting separately or, at any time when an Event of Default shall have occurred and be continuing, by an Act of a Majority of the Controlling Class, delivered to the Agents and the Borrower.

(d) If at any time:

(i) the Loan Agent shall cease to be eligible under Section 7.9 hereof and shall fail to resign after written request therefor by the Borrower or by a Majority of the Lenders; or

(ii) the Loan Agent shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver or liquidator of the Loan Agent or of its property shall be appointed or any public officer shall take charge or control of the Loan Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case (subject to Section 7.10(a) hereof), (A) the Borrower, by an Issuer Order, may remove the Loan Agent, or (B) any Lender may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Loan Agent and the appointment of a Successor Agent.

(e) If the Loan Agent shall be removed or become incapable of acting, or if a vacancy shall occur in the office of the Loan Agent for any reason (other than resignation), the Borrower, by Issuer Order, shall promptly appoint a successor Loan Agent. If the Borrower shall fail to appoint a successor Loan Agent within 60 days after such removal or incapability or the occurrence of such vacancy, a Successor Agent may be appointed by a Majority of the Controlling Class by written instrument delivered to the Borrower and the retiring Loan Agent. The successor Loan Agent so appointed shall, forthwith upon its acceptance of such appointment, become the successor Loan Agent and supersede any successor Loan Agent proposed by the Borrower. If no successor Loan Agent shall have been so appointed by the Borrower or a Majority of the Controlling Class and shall have accepted appointment in the manner hereinafter provided, subject to Section 5.5 of the Indenture, any Lender or the Loan Agent may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Loan Agent.

(f) The Borrower shall give prompt notice of each resignation and each removal of the Loan Agent and each appointment of a Successor Agent to the Collateral Trustee, the Rating Agency and to each Lender. Such notice shall include the name of the Successor Agent and the address of its Corporate Trust Office. If the Borrower fails to provide such notice within 10 days after acceptance of appointment by the Successor Agent, the Successor Agent shall cause such notice to be given at the expense of the Borrower.

(g) If the Bank shall resign or be removed as Collateral Trustee, the Bank and State Street Bank and Trust Company, as applicable, shall also resign or be removed as Loan Agent and as Collateral Trustee and as any other capacity in which the Bank or State Street Bank and Trust Company, as applicable, are then acting pursuant to this Agreement, the Indenture or any other Transaction Document.

Section 7.11 Acceptance of Appointment by Successor Agents. Every Successor Agent appointed hereunder and qualified under Section 7.9 hereof shall execute, acknowledge and deliver to the Borrower and the retiring Agent an instrument accepting such appointment and agreeing to be bound by this Agreement and, to the extent such Successor Agent shall be a party thereto, the Indenture and the Account Control Agreement. Upon delivery of the required instruments, the resignation or removal of the retiring Agent shall become effective and such Successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Agent; but, on request of the Borrower or a Majority of the Lenders or the Successor Agent, such retiring Agent shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such Successor Agent all the rights, powers and trusts of the retiring Agent, and shall duly assign, transfer and deliver to such Successor Agent all property held by such retiring Agent hereunder. Upon request of any such Successor Agent, the Borrower shall execute any and all instruments for more fully and certainly vesting in and confirming to such Successor Agent all such rights, powers and trusts. For the avoidance of doubt, it is hereby acknowledged that any successor to the Collateral Trustee under the Indenture shall succeed to the Collateral Trustee under this Agreement.

Section 7.12 Merger, Conversion, Consolidation or Succession to Business of Agents. Any organization or entity into which an Agent may be merged or converted or with which it may be consolidated, or any organization or entity resulting from any merger, conversion or consolidation to which such Agent shall be a party, or any organization or entity succeeding to all or substantially all of the corporate trust business of such Agent, shall be the successor of such Agent hereunder; provided that such organization or entity shall be otherwise qualified and eligible under this Article VII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 7.13 Representations and Warranties of State Street Bank and Trust Company. The Bank hereby represents and warrants as follows:

(a) Organization. The Bank is duly organized and validly existing under the laws of its jurisdiction of organization and has the power to conduct its business and affairs as a loan agent.

(b) Authorization; Binding Obligations. The Bank has the corporate power and authority to perform the duties and obligations of Loan Agent under this Agreement. The Bank has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and all of the documents required to be executed by the Bank pursuant hereto. Upon execution and delivery by the Bank, this Agreement will constitute the legal, valid and binding obligation of the Bank enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, moratorium and similar laws affecting the rights of creditors and subject to equitable principles (whether enforcement is sought in a legal or equitable Proceeding).

(c) Eligibility. The Bank is eligible under Section 7.9 hereof to serve as Loan Agent hereunder.

(d) No Conflict. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated by this Agreement, (i) is prohibited by, or requires the Bank to obtain any consent, authorization, approval or registration (which have not already been obtained) under, any law, statute, rule, regulation, judgment, order, writ, injunction or decree that is binding upon the banking or trust powers of the Bank, or (ii) to its knowledge will violate any provision of, result in any default or acceleration of any obligations under, result in the creation or imposition of any lien pursuant to, or require any consent under, any material agreement to which the Bank is a party or by which it is bound.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Payment of Expenses, Etc. The Borrower agrees to pay all reasonable out of pocket costs and expenses (A) of the Loan Agent and the Collateral Trustee in connection with any amendment, waiver or consent of the Credit Documents and the documents and instruments referred to therein and (B) of the Loan Agent and the Collateral Trustee in connection with any Default or Event of Default or with the enforcement of the Credit Documents and the documents and instruments referred to therein (including the reasonable fees and disbursements of counsel for the Collateral Trustee, counsel and agents for the Loan Agent and one (1) counsel in total for all Lenders, collectively). To the extent that the undertaking to pay the Loan Agent or the Collateral Trustee set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the covered expenses which is permissible under applicable law, subject to the limitations and qualifications set forth in the preceding sentence and the Priority of Payments. Any payments made pursuant to this Section 8.1 shall be made on the first Payment Date that funds are available for such payments as an Administrative Expense in accordance with the Priority of Payments. This Section 8.1 shall survive the termination of this Agreement or the removal or resignation of the applicable Agent.

Section 8.2 Right of Setoff. Each Lender hereby waives any right of setoff that the Lender may have against the Borrower in respect of any Obligation arising hereunder or under the Lender Notes.

Section 8.3 Notices. (a) all notices and other communications provided for hereunder shall be in writing (including telecopier or electronic mail (if an e-mail address for the relevant party is set forth in the Indenture)) and mailed or delivered, if to the Borrower, the Collateral Manager, the Rating Agency, the Loan Agent, the Collateral Trustee and/or any Lender, at its address specified in the Indenture (or, in the case of any Lender and the Loan Agent, in Schedule 2 hereof), and in the case of any Lender becoming party hereto after the Closing Date, the related Assignment Agreement; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. Any such notice or communication shall be deemed to have been given on the date of such delivery.

(b) [Reserved].

(c) In the event that any provision in this Agreement calls for any notice or document to be delivered simultaneously to the Collateral Trustee and the Loan Agent and any other Person, the Collateral Trustee’s or the Loan Agent’s receipt of such notice or document shall entitle the Collateral Trustee and the Loan Agent to assume that such notice was delivered to such other Person or entity.

(d) Notwithstanding any provision to the contrary in this Agreement or in any agreement or document related hereto, any documents (including reports, notices or supplemental indentures) required to be provided by the Collateral Trustee, the Loan Agent or the Collateral Trustee to the Lenders may be provided by providing notice of, and access to, the Collateral Trustee’s website containing such document.

(e) The Bank (in each of its capacities hereunder) agrees to accept and act upon instructions or directions pursuant to this Agreement, the Indenture or any other Transaction Document sent by unsecured email, facsimile transmission or other similar unsecured electronic methods. If such Person elects to give the Bank email or facsimile instructions (or instructions by a similar electronic method) and the Bank in its discretion elects to act upon such instructions, the Bank’s reasonable understanding of such instructions shall be deemed controlling. The Bank shall not be liable for any losses, costs or expenses arising directly or indirectly from the Bank’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any Person providing such instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Bank, including without limitation the risk of the Bank acting on unauthorized instructions accompanied by an incumbency certificate, and the risk of interception and misuse by third parties. Any Person providing such instructions acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by such Person and agrees that the security procedures (if any) to be followed in connection with such Person’s transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

Section 8.4 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto to the extent permitted under this Section 8.4; provided that, except as provided in Section 5.10 of this Agreement, the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of each Lender. Each Lender may at any time grant participations in any of its rights hereunder to one or more commercial banks, insurance companies, funds or other financial institutions; provided that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; and provided, further, that, no Lender shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Documents except to the extent such amendment or waiver would (x) extend the final scheduled maturity of any Loan or Lender Note in which such participant is participating or waive any Mandatory Prepayment thereof, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase such participant’s participating interest in any Lender Note over the amount thereof then in effect (it being understood that a waiver of any Default or a Mandatory Prepayment, shall not constitute a change in the terms of any Lender Note), (y) release all or substantially all of the Assets (in each case, except as expressly provided in the Credit Documents), or (z) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement (except as provided in Section 5.10 of this Agreement); and provided, further, that, each participation shall be subject to the related participant providing a representation and warranty to the Lender from which it is acquiring its participation that it is a Qualified Purchaser and a Qualified Institutional Buyer and making representations substantially in the form set forth under Section 8.18(a)(i), Section 8.18(a)(ii) and Section 8.18(a)(x).

(b) Any Lender may assign all or a portion of its rights and obligations under this Agreement (including, such Lender’s Loans, Lender Note and other Loans) to one or more commercial banks, insurance companies, funds or other financial institutions (including one or more Lenders) that is a Qualified Institutional Buyer and a Qualified Purchaser and can make all of the other representations set forth in Section 8.18 (x) if no Event of Default has occurred and is continuing, with the consent of the Collateral Manager (such consent not to be unreasonably withheld and which may be via email) and (y) if an Event of Default has occurred and is continuing, without the consent of the Collateral Manager; provided that the Collateral Manager shall be deemed to have consented to any such assignment if it does not provide its written objection within 5 calendar days of receiving a request for consent to a proposed assignment. No assignment pursuant to the immediately preceding sentence to an institution other than an Affiliate of such Lender or another Lender shall be in an aggregate amount less than (unless the entire outstanding Loan of the assigning Lender is so assigned) $250,000. No consent of the Borrower or the Loan Agent shall be required for any assignment by a Lender to (A) an Affiliate of such Lender or (B) another Lender. If any Lender so sells or assigns all or a part of its rights hereunder or under the Lender Notes, any reference in this Agreement or the Lender Notes to such assigning Lender shall thereafter refer to such Lender and to the respective assignee to the extent of their respective interests and the respective assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would if it were such assigning Lender.

(c) Each assignment pursuant to Section 8.4(b) shall be effected by the assigning Lender and the assignee Lender executing an Assignment and Assumption Agreement (an “Assignment Agreement”), which Assignment Agreement shall be substantially in the form of Exhibit B (appropriately completed); provided that, in each case, unless otherwise consented to by the Borrower, the Assignment Agreement shall contain a representation and warranty by the assignee to the Loan Agent and the Borrower that such assignee is an Approved Lender. At the time of any assignment pursuant to clause (b) of this Section 8.4, (i) this Agreement shall be deemed to be amended to reflect the Lender Note (or the Confirmation of Registration in lieu thereof) of the respective assignee (which shall result in a direct reduction to the Lender Note of the assigning Lender) and of the other Lenders, and (ii) the Borrower shall issue new Lender Notes (or Confirmation of Registration) to the respective assignee and/or to the assigning Lender, as applicable, in conformity with the requirements of Sections 3.2 and 8.16. No transfer or assignment under clause (b) of this Section 8.4 shall be effective until recorded by the Loan Agent on the Register pursuant to Section 8.16. To the extent of any assignment pursuant to clause (b) of this Section 8.4, the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Lender Note (or Confirmation of Registration). Each Lender and the Borrower agree to execute such documents (including amendments to this Agreement and the other Credit Documents) as shall be necessary to effect the foregoing. Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Lender Notes or Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

Section 8.5 No Waiver; Remedies Cumulative. No failure or delay on the part of the Loan Agent, the Collateral Trustee or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Loan Agent, the Collateral Trustee or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Loan Agent, the Collateral Trustee or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower or any other Person to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Loan Agent, the Collateral Trustee or the Lenders to any other or further action in any circumstances without notice or demand.

Section 8.6 Payments Pro Rata. (a) The Collateral Trustee agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Loans hereunder and pursuant to the Indenture, it shall distribute such payment to the Lenders (other than any Lender that has expressly waived its right to receive its pro rata share thereof) pro rata based upon their respective Percentages, if any, of the Loans with respect to which such payment was received.

(b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Commitment then owed and due to such Lender bears to the total of such Commitment then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for Cash without recourse or warranty from the other Lenders an interest in the Loans to such other Lenders in such amount as shall result in a proportional participation by all of the Lenders in such disproportionate sum received; provided that, if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

Section 8.7 Calculations; Computations. All computations of interest hereunder shall be made on the actual number of days elapsed in the applicable Interest Accrual Period divided by 360.

Section 8.8 Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. (a) THIS AGREEMENT AND THE LOANS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, UNDER OR RELATING TO THIS AGREEMENT OR ANY THE LOANS (EXCEPT, AS TO ANY OTHER CREDIT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) With respect to any suit, action or proceedings relating to this Agreement or any matter between the parties arising under or in connection with this Agreement (“Proceedings”), each party irrevocably: (i) submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and the United States District Court for the Southern District of New York, and any appellate court from any thereof; and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Agreement precludes any of the parties from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) EACH OF THE PARTIES HERETO AND ANY LENDER BECOMING A PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOANS OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereby (i) certifies that no representative, agent or attorney of the other has represented, expressly or otherwise, that the other would not, in the event of a Proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph.

(d) Each Party (other than the Borrower and the Agents) to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.3.

Section 8.9 Counterparts. This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (and by different parties hereto in different counterparts) (including by e-mail or facsimile transmission (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under E-SIGN or ESRA, which includes any electronic signature provided using Orbit, Adobe Sign, Adobe Fill & Sign, DocuSign, or any other similar platform identified by the Borrower and reasonably available at no undue burden or expense to the Agents)), each of which will be deemed an original, and all of which together constitute one and the same instrument. Delivery of an executed counterpart signature page of this Agreement by e-mail (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8.10 Effectiveness. This Agreement shall become effective on the Closing Date upon satisfaction of the conditions set forth in Section 4.1.

Section 8.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 8.12 Amendment or Waiver. (a) Except as set forth in clause (c) of this Section 8.12, this Agreement may not be amended or waived other than in accordance with Article VIII of the Indenture, which is hereby incorporated by reference mutatis mutandis.

(b) Upon the execution of any supplemental indenture under Article VIII of the Indenture, any provisions of the Indenture that are incorporated by reference in this Agreement, mutatis mutandis, as if fully set forth herein, shall be modified in accordance therewith, and such supplemental Indenture shall form a part of this Agreement for all purposes; and every Lender theretofore and thereafter authenticated and delivered hereunder shall be bound thereby.

(c) (i) Other than any (a) an amendment to this Agreement to make corresponding changes to this Agreement to reflect any changes to the Indenture effected pursuant to Article VIII of the Indenture and (b) amendments to remove conflicts or inconsistencies with the Indenture as determined by the Collateral Manager (a “Conforming Amendment”), the terms of this Agreement may not be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower, the Agents and a Majority of the Lenders and is consented to by the Collateral Manager; provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (with Loans being directly affected thereby in the case of the following subclause (A)), (A) extend any time fixed for the payment of any principal of the Loans, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or fees thereon, or reduce the principal amount thereof, or change the currency of payment thereof or change any Lender’s Commitment, (B) release all or substantially all of the Assets (in each case, except as expressly provided in the Credit Documents), (C) amend, modify or waive any provision of Section 8.6 or clause (a) of this Section 8.12, (D) reduce the percentage specified in the definition of Majority (it being understood that, with the consent of a Majority of the Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of a Majority of the Lenders on substantially the same basis as the extensions of Commitments are included on the Closing Date), (E) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement (except as permitted by Section 5.10), (F) waive any Mandatory Prepayment of Loans required pursuant to Section 3.3.3 or (G) amend, modify or waive any provision of Section 8.20; provided, further, that, no such change, waiver, discharge or termination shall increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications (otherwise permitted hereunder) of conditions precedent, covenants, Defaults or Events of Default shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender) or without the consent of the Agents amend, modify or waive any provision of Article VII or Section 3.6 as the same applies to the Agents. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Loan Agent, the Collateral Trustee and all future holders of the Loans and the Lender Notes (or a Holder taking such interest in the form of a Confirmation of Registration). For the avoidance of doubt, no consent of the Lenders shall be required in connection with a Conforming Amendment other than to the extent required pursuant to Article VIII of the Indenture. Each Lender hereby directs and authorizes the Collateral Trustee and the Loan Agent to enter into any such Conforming Amendment.

(ii) No change, waiver, discharge or termination of this Agreement shall affect in any manner, amend, waive or modify the terms of the Indenture;

(iii) In the case of any waiver, the Borrower, the Lenders, the Collateral Trustee and the Loan Agent shall be restored to their former position and rights hereunder and under the other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing, to the extent so provided herein; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. In executing or accepting any change, waiver, discharge or termination of this Agreement permitted by this Section 8.12, the Loan Agent and Collateral Trustee shall be entitled to receive, and (subject to Section 7.2 and 7.4 herein and the Indenture) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such change, waiver, discharge or termination is authorized or permitted by this Agreement and that all conditions precedent thereto have been satisfied. The Collateral Trustee and Loan Agent shall not be liable for any reliance made in good faith upon such Opinion of Counsel; and

(iv) Notwithstanding anything herein to the contrary, Section 3.7 of this Agreement may be removed with the consent of 100% of the Lenders; provided that no Class of Debt shall have the right to object or be required to consent to the removal of Section 3.7; provided, further, that upon the removal of Section 3.7 any provision of the Indenture related to Section 3.7, including, without limitation, Section 2.5(n) of the Indenture, shall have no further force or effect for the purposes of this Agreement.

(d) Prior to the effectiveness of any amendment to this Agreement pursuant to clause (c) of this Section 8.12, S&P shall be given written notice thereof.

(e) At the cost of the Borrower, the Loan Agent shall provide to the Lenders, the Collateral Trustee the Collateral Manager and the Rating Agency a copy of any amendment to this Agreement after its execution.

Section 8.13 Survival. All indemnities set forth herein, including in Section 7.8 and Section 8.1 and the provisions in Section 3.7(c) shall survive the termination of this Agreement and the making and repayment of the Loans.

Section 8.14 Domicile of Loans. Subject to the limitations of Section 8.4, each Lender may transfer and carry its Loans at, to or for the account of any branch office, Subsidiary or Affiliate of such Lender.

Section 8.15 Confidentiality. Each Lender shall be required to comply with the provisions of the Indenture, including Section 14.15 of the Indenture, with respect to Confidential Information and the provisions of Section 14.15 of the Indenture are incorporated by reference mutatis mutandis; provided that in no event shall any Lender or any Affiliate thereof be obligated or required to return any materials furnished by the Borrower.

Section 8.16 Register. (a) The Borrower hereby acknowledges that the Loan Agent will serve as the Borrower’s agent, solely for purposes of this Section 8.16, to serve as registrar (the “Registrar”) by maintaining a register (the “Register”) on which it shall record the names and addresses of each Lender, the Loans (and transfers thereof) made by each such Persons and each repayment in respect of the principal amount of the Loans. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower’s obligations in respect of such Loans. With respect to any Lender, the transfer of the rights to the principal of, and interest on, any Loan made by such Lender shall not be effective until such transfer is recorded on the Register maintained by the Loan Agent with respect to ownership of such Loan as provided in this Section 8.16 and prior to such recordation all amounts owing to the transferor with respect to such Loan shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Loan shall be recorded by the Loan Agent on the Register only upon the acceptance by the Loan Agent of a properly executed and delivered Assignment Agreement pursuant to Section 8.4(b). Each Lender shall promptly provide the Loan Agent any information reasonably requested by it for purposes of maintaining the Register. Coincident with the delivery of such an Assignment Agreement to the Loan Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender its Lender Notes and thereupon one or more new Lender Notes (or Confirmation of Registration) in the same aggregate principal amount shall, if requested by the assigning or transferor Lender and/or new Lender, be issued to the assigning or transferor Lender and/or the new Lender, as applicable. The entries in the Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(b) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts of (and stated interest on) each participant’s interest in the Loans or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Commitments, Loans, or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, or other obligation is in registered form under Section 5f.103-1(c) of the Treasury Regulations and proposed Section 1.163-5 of the Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, no Agent (in its capacity as Agent) shall have responsibility for maintaining a Participant Register.

Section 8.17 Marshalling; Recapture. None of the Collateral Trustee, the Loan Agent nor any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Loans. To the extent any Lender receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or Federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Lender as of the date such initial payment, reduction or satisfaction occurred.

Section 8.18 Lender Representations, etc.; Non-Recourse Obligations.

(a) By executing this Agreement, whether on the date hereof or pursuant to an assignment permitted hereunder, each Lender represents, warrants and covenants as follows:1

(i) (A) If such Lender is, or is acting on behalf of, a Benefit Plan Investor, its acquisition, holding and disposition of such Debt (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (B) if it is a governmental, church, non-U.S. or other plan which is subject to any Other Plan Law, its acquisition, holding and disposition of such Debt (or any interest therein) will not constitute or result in a violation of any such Other Plan Law.

(ii) If such Lender is, or is acting on behalf of, a Benefit Plan Investor (i) none of the Borrower, the Collateral Manager, the Initial Purchaser, the Collateral Trustee, the Loan Agent, the Collateral Administrator or any of their respective affiliates, has provided or will provide any investment advice within the meaning of Section 3(21) of ERISA to the Benefit Plan Investor, or to any fiduciary or other person investing the assets of the Benefit Plan Investor (“Plan Fiduciary”), in connection with its acquisition, holding or disposition of the Debt and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Debt.

(iii) Such Lender represents that either (x) its principal place of business is not located within any Federal Reserve District or (y) it has satisfied and will satisfy any applicable registration or other requirements of the FRB, including, without limitation, Regulation U, in connection with its acquisition of the Securities.

(iv) Such Lender acknowledges that no representation has been made as to the availability of any exemption under the Securities Act or any state securities laws for resale of such Debt. Such Lender understands that neither the Borrower nor the pool of Assets has been registered under the 1940 Act, and that they are exempt from registration as such by virtue of Section 3(c)(7) of the 1940 Act.

[1]	Subject to PH Tax.

(v) Such Lender is aware that, except as otherwise provided herein, any Debt being sold to it in reliance on Regulation S that is also a Qualified Purchaser will be represented by one or more Regulation S Global Notes and that in each case beneficial interests therein may be held only through DTC for the respective accounts of Euroclear or Clearstream.

(vi) Such Lender will provide notice to each Lender to whom it proposes to transfer any interest in the Debt of the transfer restrictions and representations set forth in Section 2.6 and Section 2.13 of the Indenture, including the Exhibits referenced herein.

(vii) (1)(A) The express terms of this Indenture govern the rights of the Lenders to direct the commencement of a Proceeding against any Lender, (B) this Indenture contains limitations on the rights of the Lenders to direct the commencement of any such Proceeding, and (C) each Lender shall comply with such express terms if it seeks to direct the commencement of any such Proceeding; (2) there are no implied rights under this Indenture to direct the commencement of any such Proceeding; and (3) notwithstanding any provision of this Indenture, the Debt, the Preferred Shares, the Collateral Management Agreement, the Collateral Administration Agreement or any other agreement, the Borrower shall be under no duty or obligation of any kind to the holders of the Debt, or any of them, to institute any legal or other proceedings of any kind, against any person or entity, including, without limitation, the Collateral Trustee, the Loan Agent, the Collateral Manager, the Collateral Administrator or the Calculation Agent.

(viii) Such Lender agrees to be subject to the Bankruptcy Subordination Agreement.

(ix) Such Lender understands and agrees that such Debt is from time to time and at any time limited recourse obligations of the Borrower, payable solely from proceeds of the Assets available at such time in accordance with the Priority of Payments, and following realization of the Assets and application of the proceeds thereof in accordance with this Indenture, all obligations of and any claims against the Borrower thereunder or in connection therewith after such realization will be extinguished and will not thereafter revive.

(x) Such Lender makes, or is deemed to make, the representations set forth in Section 2.13 of the Indenture.

(b) Each Lender understands that the Borrower, the Collateral Manager, the Placement Agent, the Collateral Trustee, the Collateral Administrator, the Collateral Trustee, the Loan Agent and the Placement Agent and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.

(c) Each Lender understands that by entering into the transactions contemplated hereby it is making a loan under a commercial credit facility and that by making the foregoing representation, no Lender is characterizing the transactions contemplated herein as the making of an investment in “securities” as defined in the Securities Act or as making an investment in the general performance or operations of the Borrower, and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities law.

(d) The Loan Agent, the Collateral Trustee and each Lender covenants and agrees that the obligations of the Borrower under the Loans and this Agreement are limited recourse obligations of the Borrower, payable solely from the Assets in accordance with the terms of the Transaction Documents, and, following repayment and realization of the Assets, any claims of the Loan Agent or the Lenders and obligations of the Borrower hereunder shall be extinguished and shall not thereafter revive, in accordance with Section 2.8(i) of the Indenture. No recourse shall be had for the payment of any amount owing in respect of the Loans against any member, shareholder, owner, employee, officer, director, manager, authorized Person, advisor, agent or incorporator or organizer of the Borrower or Collateral Manager or their respective successors or assigns for any amounts payable under the Loans, this Agreement or the Indenture. It is understood that the foregoing provisions of this Section 8.18(d) shall not (i) prevent recourse to the Assets for the sums due or to become due under any security, instrument or agreement which is part of the Assets or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Loans until the Assets has been realized, whereupon any outstanding indebtedness or obligation shall be extinguished and shall not thereafter revive. The provisions of this Section 8.18(d) shall survive the termination of this Agreement.

Section 8.19 [Reserved].

Section 8.20 No Petition. (a) The Collateral Trustee, Loan Agent and each Lender or holder of an interest herein hereby covenants and agrees that it shall not institute against, or join any other Person in instituting against, the Borrower until one year (or if longer, the then applicable preference period) and one day after all Debt has been paid in full, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

(b) This Section 8.20 shall survive the termination of this Agreement and the payment of all amounts payable hereunder.

Section 8.21 Acknowledgment. The Borrower hereby acknowledges that none of the parties hereto has any fiduciary relationship with or fiduciary duty to the Borrower pursuant to the terms of this Agreement, and the relationship between the Collateral Trustee, the Lenders and the Loan Agent on the one hand, and the Borrower, on the other hand, in connection herewith is solely that of debtor and creditor.

Section 8.22 Limitation on Suits. No Lender shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Agreement or the Indenture except as provided in Section 5.3 of the Indenture.

Section 8.23 Unconditional Rights of Lenders to Receive Principal and Interest. Notwithstanding any other provision in this Agreement, the Lenders shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on the Loans as such principal and interest become due and payable in accordance with the Priority of Payments and Section 3.6 and Section 8.20, and, subject to the provisions of Section 8.22, to institute proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Lender.

Section 8.24 Termination of Agreement. Without prejudice to any provision of the Indenture, this Agreement and all rights and obligations hereunder, other than those expressly specified as surviving the termination of the Agreement and the repayment of the Loans and those set forth in Sections 4.1 of the Indenture with respect to the Lenders, the Loans or the Agents, shall terminate (a) at such time that all of the Loans are repaid in full in accordance with the terms herein, (b) upon conversion of all of the Loans pursuant to Section 3.7 hereof or (c) upon the final distribution of all proceeds of any liquidation of the Collateral Obligations, Equity Securities and Eligible Investments effected pursuant to Article V of the Indenture.

Section 8.25 Lender Information. Notice to Lenders shall be provided as set forth in Section 14.4 of the Indenture.

Section 8.26 Lender Consent. By its execution and making of Loans hereunder, each Lender shall be deemed to have consented to the terms applicable to it in its capacity as a holder of the Loans and, upon any conversion, the Class A Notes, and the execution of the Indenture.

Section 8.27 USA PATRIOT Act. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act, the Agents are required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Agents. Accordingly, each of the parties agrees to provide to the Agents upon request from time to time such identifying information and documentation as may be available for such party in order to enable the Agents to comply with the USA PATRIOT Act.

Section 8.28 Withholding. If any withholding tax is imposed by applicable law on the Borrower’s payment under the Loans, such tax shall reduce the amount otherwise distributable to the relevant Lender. The Loan Agent is hereby authorized and directed to retain from amounts otherwise distributable to any Lender sufficient funds for the payment of any such tax that is legally owed or required to be withheld by the Borrower and to timely remit such amounts to the appropriate taxing authority. Such authorization, however, shall not prevent the Loan Agent from contesting any such tax in appropriate Proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such Proceedings. The amount of any withholding tax imposed with respect to any Loan shall be treated as Cash distributed to the relevant Lender at the time it is withheld by the Loan Agent. If there is a possibility that withholding is required by applicable law with respect to a distribution, the Paying Agent or the Loan Agent may, in its sole discretion, withhold such amounts in accordance with this Section 8.28. If any Lender or beneficial owner wishes to apply for a refund of any such withholding tax, the Loan Agent shall reasonably cooperate with such Person in providing readily available information so long as such Person agrees to reimburse the Loan Agent for any out-of-pocket expenses incurred. Nothing herein shall impose an obligation on the part of the Loan Agent to determine the amount of any tax or withholding obligation on the part of the Borrower or in respect of the Loans.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

OWL ROCK CLO XIX, LLC, as Borrower

By:	/s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title: President

[Signature Page to Class A-1L-2 Loan Agreement]

STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, but solely as Collateral Trustee

By:	/s/ Scott Berry
Name: Scott Berry
Title: Vice President

[Signature Page to Class A-1L-2 Loan Agreement]

STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, but solely as Loan Agent

By:	/s/ Scott Berry
Name: Scott Berry
Title: Vice President

[Signature Page to Class A-1L-2 Loan Agreement]

APPLE BANK, as Lender

By:	/s/ Burt Feinberg
Name:	Burt Feinberg
Title:	Managing Director

[Signature Page to Class A-1L-2 Loan Agreement]

ANNEX X

DEFINITIONS

Any defined terms used herein shall have the respective meanings set forth herein.

“Account Control Agreement” has the meaning assigned to such term in the Indenture.

“Agent” has the meaning assigned to such term in Section 7.1.

“Aggregate Commitment” means (i) as of the Closing Date, $25,000,000 and (ii) upon an amendment of Schedule 1 to this Agreement pursuant to Section 2.1, such other amount as may be set forth on such Schedule 1 (as so amended).

“Agreement” has the meaning assigned to such term in the preamble.

“Approved Lender” means a financial institution or other institutional lender that makes each of the representations set forth in Section 8.18(a).

“Assignment Agreement” has the meaning assigned to such term in Section 8.4(c).

“Assignment/Conversion” has the meaning assigned to such term in Section 3.7(c).

“Bank” means State Street Bank and Trust Company.

“Bankruptcy Code” means the federal Bankruptcy Code, Title 11 of the United States Code, as amended from time to time, and any successor statute or any other applicable federal or state bankruptcy law or similar law.

“Borrower” has the meaning assigned to such term in the preamble.

“Borrowing” means Loans made by all Lenders on the Loan Date in accordance with Section 3.1.

“Business Day(s)” means any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banks are authorized or required by applicable law, regulation or executive order to close in New York, New York or in the city in which the Corporate Trust Office is located or, for any final payment of principal, in the relevant place of presentation.

“Calculation Agent” has the meaning assigned to such term in Section 7.16(a) of the Indenture.

“Collateral Trustee” has the meaning assigned to such term in the preamble.

“Collateral Documents” means the Indenture, the Account Control Agreement and any other agreement, instrument or document executed and delivered by or on behalf of the Borrower in connection with the foregoing or pursuant to which a Lien is granted in accordance with the terms of the Indenture as security for any of the Loans.

Annex X-1

“Collateral Manager” means Blue Owl Credit Advisors LLC (formerly known as Owl Rock Capital Advisors LLC), a Delaware limited liability company, in its capacity as Collateral Manager to the Borrower under the Collateral Management Agreement, until such time, if any, as a successor Person shall have become the Collateral Manager pursuant to provisions of the Collateral Management Agreement, and thereafter “Collateral Manager” shall mean such successor Person.

“Commitment” has the meaning assigned to such term in Section 2.1.

“Confirmation of Registration” means, with respect to an uncertificated interest in the Loans, a confirmation of registration, substantially in the form of Exhibit D, provided to the owner thereof promptly after the registration thereof in the Register by the Registrar.

“Conversion Date” has the meaning assigned to such term in Section 3.7(a).

“Conversion Option” means the option of the Converting Lender to convert the Class A-1L-2 Loans into an equivalent principal amount of Class A Notes pursuant to Section 3.8 hereof and Section 2.14 of the Indenture.

“Converting Lender” means any Lender that holds a portion of the Aggregate Outstanding Amount of the Class A-1L-2 Loans that exercises a Conversion Option hereunder.

“Credit Document” means this Agreement, the Lender Notes, the Confirmation of Registration, the Collateral Documents and any other agreement, instrument or document executed and delivered by or on behalf of the Borrower in connection with the foregoing.

“Custodian” means State Street Bank and Trust Company, in its capacity as securities intermediary under the Account Control Agreement, together with its successors and assigns, as applicable.

“Default” has the meaning assigned to such term in Section 6.1.

“Dollar” or “$” means dollars in lawful currency of the United States of America.

“Event of Default” has the meaning assigned to such term in Section 6.1.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Indenture” means that certain Indenture and Security Agreement, dated as of October 29, 2024, by and between the Borrower, as Issuer and the Collateral Trustee, as may be amended, supplemented or modified from time to time.

“Lender” means any of the creditors that are parties to this Agreement, including each initial Lender and each Person which becomes an assignee pursuant to Section 8.4(b).

Annex X-2

“Lender Note” has the meaning assigned to such term in Section 3.2.

“Lien” means, with respect to any asset, any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale, sale subject to a repurchase obligation or other title retention agreement relating to such asset, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan Agent” has the meaning assigned to such term in the preamble.

“Loan Date” means the Closing Date.

“Majority of the Lenders” means Lenders holding more than 50% of the Aggregate Commitment.

“Mandatory Prepayment” has the meaning assigned to such term in Section 3.3.3.

“Officer’s Certificate” means a certificate signed on behalf of the Borrower by one or more Officers thereof.

“Percentage” of any Lender means, at any time: (a) with respect to the aggregate amount of Commitments of all Lenders to make Loans at such time, the percentage which such Lender’s Commitment to make Loans, if any, is of the aggregate amount of Commitments of all Lenders to make Loans at such time; and (b) with respect to the aggregate amount of Loans which are outstanding at such time, the percentage which the aggregate principal amount of such Lender’s Loans is of the total principal amount of Loans at such time; in each case as shown on Schedule 1 to this Agreement (or, in the case of any Lender which becomes a Lender pursuant to any Assignment Agreement, as provided in such Assignment Agreement) and in all cases as changed from time to time as a consequence of Assignment Agreements pursuant to Section 8.4(b) and as reflected in the books and records of the Loan Agent at such time.

“Person” means individual, corporation (including a business trust), partnership, limited liability company, joint venture, association, joint stock company, statutory trust, trust (including any beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof.

“Register” has the meaning assigned to such term in Section 8.16.

“Responsible Officer” means, when used with respect to the Collateral Trustee or the Loan Agent, any officer within the Corporate Trust Office of the Collateral Trustee or the Loan Agent, as applicable (or any successor group of the Collateral Trustee or Loan Agent, as applicable) including any vice president, assistant vice president or officer of the Collateral Trustee or the Loan Agent, as applicable, customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of such Person’s knowledge of and familiarity with the particular subject and in each case having direct responsibility for the administration of this transaction.

Annex X-3

“S&P” means S&P Global Ratings, an S&P Global Ratings Inc. business, and any successor or successors thereto.

“Senior Item” shall have the meaning assigned in Section 3.6(b) (Subordination) herein.

“Subsidiary” means at any time, with respect to any Person (the “parent”), any corporation, association, partnership, limited liability company or other business entity (a) of which securities or other ownership interests representing more than 50% of the ordinary voting power to elect the board of directors, general partner, or comparable body of such corporation, association, partnership or other business entity or, in the case of a partnership, ownership interests representing more than 50% of the interests of such partnership (irrespective of whether at the time securities or other ownership interests of any other class or classes of such corporation, association, partnership or other business entity shall or might have voting power solely upon the occurrence of any contingency) are, at such time owned directly or indirectly by the parent, by one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent and (b) which is also required at such time under GAAP to be consolidated with the parent.

“Transaction Documents” has the meaning set forth in the Indenture.

“United States” or “U.S.” means the United States of America, its 50 States, the District of Columbia and the Commonwealth of Puerto Rico.

Annex X-4

EXHIBIT A

$______________	New York, New York

_______ ___, ______

FOR VALUE RECEIVED, OWL ROCK CLO XIX, LLC (the “Borrower”), hereby promise to pay to ______________ or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the Payment Office initially located at c/o ______________, on each Payment Date, in accordance with the Priority of Payments set forth in the Indenture (as defined below) the principal sum of ______________ DOLLARS ($______________) or, if less, the unpaid principal amount of all Loans made by the Lender pursuant to the Agreement (as defined below), payable at such times and in such amounts as are specified in the Agreement. Terms used but not defined herein shall have their respective meaning set forth in the Agreement and the Indenture and Security Agreement, dated as of October 29, 2024 between the Borrower and State Street Bank and Trust Company, as collateral trustee, as may be amended, supplemented or modified from time to time, the “Indenture”), as applicable.

The Borrower also promises to pay interest on the unpaid principal amount of each Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Article III of the Agreement.

This Lender Note is one of the Lender Notes referred to in the Class A-1L-2 Loan Agreement, dated as of October 29, 2024, among the Borrower, the lenders from time to time party thereto (including the Lender) and State Street Bank and Trust Company, as loan agent and as trustee (as amended, restated, modified and/or supplemented from time to time, the “Agreement”) and is entitled to the benefits thereof and of the other Credit Documents. This Lender Note is secured by the Indenture. As provided in the Agreement, this Lender Note is subject to voluntary prepayment and mandatory repayment prior to the final Payment Date, in accordance with the Priority of Payments as provided in Section 3.3 of the Agreement and the Indenture.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Lender Note may be declared to be due and payable in the manner and with the effect provided in the Agreement and the Indenture.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Lender Note.

This Lender Note is subject to Section 8.18 and Section 8.20 of the Agreement.

THIS LENDER NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

Ex. A-1

EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING.

[Remainder of page intentionally left blank]

Ex. A-2

OWL ROCK CLO XIX, LLC

By:
Name:
Title:

Ex. A-3

EXHIBIT B

Form of Assignment Agreement

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the class A-1L-2 loan agreement identified below (the “Class A-1L-2 Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Class A-1L-2 Loan Agreement, as of the Effective Date (i) all of the Assignor’s rights and obligations as a Lender under the Class A-1L-2 Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Class A-1L-2 Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	Legal Name of Assignee: Assignee’s Address for Notices: Details of electronic messaging system: Payment Instructions: Federal Taxpayer ID No. of Assignee:

3.		Borrower(s): OWL ROCK CLO XIX, LLC

4.		Loan Agent: State Street Bank and Trust Company, as the loan agent under the Class A-1L-2 Loan Agreement

Ex. B-1

5.	Class A-1L-2 Loan Agreement: The Class A-1L-2 Loan Agreement, dated as of October 29, 2024, between OWL ROCK CLO XIX, LLC, the Lenders from time to time party thereto, and State Street Bank and Trust Company, as Loan Agent and as Collateral Trustee.

6.	Assigned Interest:

	Amount Assigned	Amount Retained
Outstanding Principal
Amount of the Loan:	U.S.$[•]	U.S.$[•]

[Insert if being delivered in connection with an Assignment/Conversion: This Assignment and Assumption is being entered into in connection with an Assignment/Conversion.]

7.	Assignee Wire Instructions:

Bank Name: [•]
ABA: [•]
Account #:[•]
Account Name: [•]
Reference: [•]

Effective Date: __________________, 20__ (the “Effective Date”)

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title: Authorized Signatory

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

Ex. B-2

Receipt acknowledged by:
STATE STREET BANK AND TRUST COMPANY, as Loan Agent
By:
Name:
Title:

Consented to:

OWL ROCK CLO XIX, LLC, as Borrower

By:
Name:
Title:

Ex. B-3

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

CLASS A-1L-2 LOAN AGREEMENT

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Class A-1L-2 Loan Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Class A-1L-2 Loan Agreement and, if the Assignment and Assumption is being delivered in connection with an Assignment/Conversion, a Noteholder under the Indenture, (ii) it meets all requirements of an Approved Lender under the Class A-1L-2 Loan Agreement (subject to receipt of such consents as may be required under the Class A-1L-2 Loan Agreement) and, if the Assignment and Assumption is being delivered in connection with an Assignment/Conversion, a Noteholder under the Indenture, (iii) from and after the Effective Date, it shall be bound by the provisions of the Class A-1L-2 Loan Agreement as a Lender or, if the Assignment and Assumption is being delivered in connection with an Assignment/Conversion, the Indenture as a Noteholder thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender or Noteholder thereunder, and (iv) it has received a copy of the Class A-1L-2 Loan Agreement, the Indenture and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Loan Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Loan Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender or, if this Assignment and Assumption is being delivered in connection with an Assignment/Conversion, a Noteholder.

Ex. B-4

2. Payments. From and after the Effective Date, the Borrower shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Loan Agent for the benefit of (x) the Assignor for amounts which have accrued to but excluding the Effective Date and to (y) the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

4. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING.

Ex. B-5

EXHIBIT C

Notice of Conversion2

State Street Bank and Trust Company

1776 Heritage Drive

Mail Code: JAB0527, North Quincy, Massachusetts 02171

Attention: Owl Rock CLO XIX, LLC

Blue Owl Credit Advisors LLC

399 Park Avenue

37th Floor

New York, NY 10022

Owl Rock CLO XIX, LLC

c/o Puglisi & Associates

850 Library Avenue

Suite 204, Newark, DE 19711

Reference is hereby made to that certain class A-1L-2 loan agreement, dated as of October 29, 2024 (as amended, modified or supplemented from time to time, the “Loan Agreement”), among Owl Rock CLO XIX, LLC, a Delaware limited liability company, as the borrower (the “Borrower”), the Lenders party thereto and State Street Bank and Trust Company, as loan agent (the “Loan Agent”) and as trustee (the “Collateral Trustee”). Capitalized terms used but not defined herein shall have the meanings given them in the Loan Agreement.

[Pursuant to Section 3.7 of the Loan Agreement, the undersigned hereby provides notice to the Collateral Trustee, the Loan Agent and the Borrower that it is exercising the Conversion Option. The undersigned hereby certifies that (i) it holds Aggregate Outstanding Amount of the Class A-1L-2 Loans in the amount of U.S.$__________ and requests that U.S.$________ of the Class A-1L-2 Loans be converted into Class A Notes on [____], (ii) it has the power and authority to deliver this Notice of Conversion and certifications contained herein and such power has not been granted or assigned to another person or entity, (iii) the signatory executing this Notice of Conversion and the certifications herein on behalf of the undersigned is duly authorized to do so, and (iv) the Collateral Trustee and the Loan Agent may conclusively rely upon this Notice of Conversion and the certifications herein.3]4

[2]	To be confirmed
[3]

No earlier than five Business Days after the delivery of the notice (or such earlier date as may be reasonably agreed to by the Lender, the Collateral Trustee and the Loan Agent); provided that if the Class A-1L-2 Loans to be so converted have been assigned on any Business Day subsequent to the immediately prior Payment Date, then the Conversion Date shall only occur on a Payment Date.

[4]	Insert for Conversion Option exercise only.

Ex. C-1

Pursuant to Section 3.7(c) of the Loan Agreement, the undersigned hereby provides notice to the Collateral Trustee, the Loan Agent and the Borrower that they are exercising the Conversion Option in connection with an Assignment/Conversion and that that they are also concurrently herewith delivering to the Collateral Trustee, the Loan Agent and the Borrower an executed copy of an Assignment and Assumption Agreement. [Insert name of Assignor] hereby certifies that it holds Aggregate Outstanding Amount of the Class A-1L-2 Loans in the amount of U.S.$__________, is assigning U.S.$________ of the Class A-1L-2 Loans to [Insert name of Assignee] (the “Assignee”) and requests that the Aggregate Outstanding Amount of the Class A-1L-2 Loans being assigned be converted into Class A Notes and delivered to the Assignee as Class A Notes on [____].5,6

The undersigned agrees to provide reasonable assistance to the Collateral Trustee and the Loan Agent in connection with such [conversion][Assignment/Conversion], including, but not limited to, providing instructions to DTC.

[Lender][Assignee] DTC Participant No.: _________________________

Name of Custodian: _________________________

Contact Name: _____________________________

Telephone No.: ____________________________

E mail Address: ___________________________

In order to coordinate the DWAC with Transfer Agent Please contact:

State Street Bank and Trust Company

1776 Heritage Drive

Mail Code: JAB0527, North Quincy, Massachusetts 02171

Attention: Owl Rock CLO XIX, LLC

[Remainder of page intentionally left blank]

[5]

No earlier than five Business Days after the delivery of the notice (or such earlier date as may be reasonably agreed to by the Lender, the Collateral Trustee and the Loan Agent); provided that if the Class A-1L-2 Loans to be so converted have been assigned on any Business Day subsequent to the immediately prior Payment Date, then the Conversion Date shall only occur on a Payment Date.

[6]	Insert for Assignment/Conversion.

Ex. C-2

[NAME OF LENDER]

By:
Name:
Title:

[NAME OF ASSIGNEE]

By:
Name:
Title:

Ex. C-3

EXHIBIT D

CONFIRMATION OF REGISTRATION

OWL ROCK CLO XIX, LLC,

as Borrower,

[DATE]

Re:

Class A-1L-2 Loan Agreement, dated as of October 29, 2024 (the “Loan Agreement”), among Owl Rock CLO XIX, LLC, as borrower (the “Borrower”), various financial institutions and other Persons which are, or may become, parties thereto as Lenders and State Street Bank and Trust Company, as Loan Agent (the “Loan Agent”) and as Collateral Trustee (the “Collateral Trustee”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

The Registrar hereby confirms that it has registered the principal amount of the Loan in the name specified below, in the Register. This Confirmation of Registration is provided for informational purposes only; ownership of such Loan shall be determined conclusively by the Register. To the extent of any conflict between this Confirmation of Registration and the Register, the Register shall control. This is not a security certificate.

Amount of Loan:	U.S.$[ ]

Registered Name of Lender:	[ ]

Address of Lender:	[ ]

[ ]

[ ]

[ ]

Wire Instructions of Lender:	[ ]

Transaction Date	Transaction Description	Loan Amount

Ex. D-1

State Street Bank and Trust Company,
as Registrar
By:
Name:
Title:

Ex. D-2

SCHEDULE 1

Class A-1L-2 Commitments and Percentages

[Attached Separately]

Sch. 1-1

SCHEDULE 2

Lending Offices and Notice Data

Collateral Trustee

State Street Bank and Trust Company

1776 Heritage Drive

Mail Code: JAB0527, North Quincy, Massachusetts 02171

Attention: Owl Rock CLO XIX, LLC

Loan Agent

State Street Bank and Trust Company

1776 Heritage Drive

Mail Code: JAB0527, North Quincy, Massachusetts 02171

Attention: Owl Rock CLO XIX, LLC

Borrower

Owl Rock CLO XIX, LLC

c/o Puglisi & Associates

850 Library Avenue

Suite 204, Newark, DE 19711

Collateral Manager

Blue Owl Credit Advisors LLC

399 Park Avenue

37th Floor

New York, NY 10022

Rating Agency

S&P Global Ratings

55 Water Street, 41st Floor

New York, New York 10041-0003

Facsimile no.: (212) 438-2655

Attention: Asset Backed-CBO/CLO Surveillance

Email: CDO_Surveillance@spglobal.com

Sch. 2-1

SCHEDULE 3

Payment Instructions for Lenders

[Attached Separately]

Sch. 4-1

SCHEDULE 4

Loan Agent Wiring Instructions

State Street Bank and Trust Company, as Loan Agent

Wiring Instructions:

USD

Bank Name:	State Street Bank
ABA #:	011-000-028
Account #:	12041729
Account Name:	Owl Rock CLO XIX LLC, ORL4

Sch. 4-2